UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2005

333-63768

(Commission File Number)

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.	MERISTAR HOSPITALITY FINANCE CORP
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

75-2648837	52-2321015
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

MERISTAR HOSPITALITY FINANCE CORP II	MERISTAR HOSPITALITY FINANCE CORP III
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

73-1658708	46-0467463
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

DELAWARE

(State or other jurisdiction of incorporation)

4501 NORTH FAIRFAX DRIVE

ARLINGTON, VIRGINIA 22203

(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 812-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 20, 2005, MeriStar Hospitality Corporation (the “Company”) hosted an analyst meeting and presented an overview on the Company and the hospitality industry. The presentation is attached hereto as Exhibit 99.1 and is incorporated by reference into this item. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1	MeriStar Hospitality Corporation Analyst Meeting Presentation dated September 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P. MERISTAR HOSPITALITY FINANCE CORP. MERISTAR HOSPITALITY FINANCE CORP. II MERISTAR HOSPITALITY FINANCE CORP. III

BY:	MERISTAR HOSPITALITY CORPORATION, ITS GENERAL PARTNER

BY:	/s/ JEROME J. KRAISINGER
Jerome J. Kraisinger
Executive Vice President, Secretary and General Counsel

Date: September 20, 2005